UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137 South Robertson Boulevard, Suite 129

Beverly Hills, CA 90211

(Address of principal executive offices) (zip code)

(818) 299-0653

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On June 14, 2016, we received $17,500 from LGL, LLC, a Colorado limited liability company (“LGL”) and a non-affiliate of the company, under a Common Stock Purchase Agreement entered into between us and LGL. Under the terms of the Common Stock Purchase Agreement, LGL acquired 70,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for the $17,500. LGL received an additional 30,000 shares of our common stock, restricted in accordance with Rule 144, under a Notice of Conversion whereby LGL converted $7,500 due and owing to it under a Convertible Promissory Note dated August 7, 2015. The 100,000 shares of common stock were issued to LGL on or about June 15, 2016. The issuance of the shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. LGL is sophisticated, familiar with our operations, and there was no solicitation.

On June 13, 2016 and June 14, 2016, we received an aggregate of $81,000 from three non-affiliate investors, under separate stock purchase agreements with those investors. Under the terms of the stock purchase agreements, we agreed to issue the investors an aggregate of 620,000 shares of our common stock at a per share price of $0.09 to $0.15 per share. These shares were issued with a restrictive legend in accordance with Rule 144. The issuance of the shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investors were sophisticated, familiar with our operations, and there was no solicitation.

Item 7.01 Regulation FD Disclosure.

On May 9, 2016, we issued a press release announcing we received an invitation from the State of New York Division of Criminal Justice Services to apply to be one of the State’s approved providers of ignition interlock devices. A copy of the press release is furnished with this Current Report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated May 9, 2016 issued by Blow & Drive Interlock Corporation, announcing invitation from the State of New York Division of Criminal Justice Services to apply to be one of the State’s approved providers of ignition interlock devices.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2016	Blow & Drive Interlock Corporation
a Delaware corporation

/s/ Laurence Wainer
	By:	Laurence Wainer
	Its:	Chief Executive Officer and Chief Financial Officer

3